Filed pursuant to Rule 497

File No. 333-196096

NexPoint Capital, Inc.

Maximum Offering of 150,000,000 Shares of Common Stock

Supplement No. 3 dated January 20, 2015

to

Prospectus dated October 14, 2014

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of NexPoint Capital, Inc. dated October 14, 2014 (the “Prospectus”). The Prospectus has been filed with the Securities and Exchange Commission, and is available at www.sec.gov or by calling us toll-free at (877) 665-1287. Unless otherwise defined in this prospectus supplement, capitalized terms used in this prospectus supplement shall have the same meanings as set forth in the Prospectus.

You should carefully consider the “Risk Factors” beginning on page 33 of the Prospectus before you decide to invest in shares of our common stock.

Discussion of Operating Plans

This supplement supplements and amends the section of the Prospectus entitled “Discussion of Operating Plans – Financial Condition, Liquidity and Capital Resources” beginning on page 74 of the Prospectus by adding the following immediately after the last paragraph of such section:

State Street Credit Facility

On January 6, 2015, we entered into a senior, secured revolving credit facility (the “Credit Facility”) with State Street Bank and Trust Company (“State Street”), as lender and agent. Under the Credit Facility, State Street has agreed to extend credit to us in an aggregate principal amount of up to $25 million, subject to borrowing base availability and restrictions on our total outstanding debt.

Loans under the Credit Facility will bear interest (at our election) at either (1) the higher of (i) the federal funds rate plus 1.25% per annum and (ii) the daily one-month LIBOR plus 1.25% per annum or (2) one-, two- or three-month LIBOR plus 1.15% per annum. Interest is payable monthly in arrears. We will pay an unused commitment fee of 0.15% per annum on committed, but unused amounts under the Credit Facility. All outstanding borrowings under the Credit Facility will mature and the principal, together with all accrued and unpaid interest, will be due and payable on January 5, 2016.

In connection with the Credit Facility, we have also entered into a security agreement with State Street, both in its capacity as agent for the lenders under the Credit Facility and in its capacity as custodian for us, pursuant to which we granted State Street a security interest in all of our assets. State Street serves as our custodian and sub-administrator pursuant to separate agreements.

The Credit Facility contains certain customary covenants, including covenants that senior securities representing indebtedness will not exceed 33 1/3% of our net assets, that limit our ability to incur additional debt and that limit our ability to sell, lease or otherwise transfer, directly or indirectly, all or substantially all of its assets. The Credit Facility also includes customary representations and warranties, conditions precedent to borrowings and events of default.

Share Repurchase Program

This supplement supplements and amends the section of the Prospectus entitled “Share Repurchase Program” beginning on page 148 of the Prospectus by adding the following subsection to the end of this section of the Prospectus:

Death and Disability Repurchases

We will repurchase shares from a stockholder in the event of the stockholder’s death or Qualifying Disability, as defined below, upon such shares being presented to us for repurchase. As long as the purchase price paid by the deceased or disabled stockholder to acquire the shares from us does not exceed the public offering price at the time of such repurchase, the repurchase price for repurchases in connection with a stockholder’s death or Qualifying Disability will be 100% of the purchase price paid by the stockholder to acquire shares from us. However, if the purchase price paid by a deceased or disabled stockholder exceeds the public offering price at the time of such repurchase, the repurchase price for the shares will be equal to the net asset value per share of our shares as disclosed in the most recently filed periodic report filed with the SEC immediately following the death or disability of such stockholder.

We will not be obligated to repurchase shares if more than 360 days have elapsed since the date of the death or Qualifying Disability of a stockholder. Further, our board of directors will have no obligation to repurchase shares if it would cause us to violate federal law or Delaware law. Moreover, our board of directors has the right to suspend or terminate this repurchase right to the extent that it determines it is in our best interest to do so. This repurchase right will terminate on the date that our shares are listed on a national securities exchange or are included for quotation in a national securities market. All shares to be repurchased must be (i) fully transferable and not be subject to any liens or other encumbrances and (ii) free from any restrictions on transfer. If we determine that a lien or other encumbrance or restriction exists against the shares requested to be repurchased, we will not repurchase any such shares.

In order for a disability to be considered a “Qualifying Disability,” (1) the stockholder must receive a determination of disability based upon a physical or mental condition or impairment arising after the date the stockholder acquired the shares to be repurchased, and (2) such determination of disability must be made by the governmental agency responsible for reviewing the disability retirement benefits that the stockholder could be eligible to receive (the “Applicable Governmental Agency”). For purposes of this repurchase right, Applicable Governmental Agencies are limited to the following:

•	if the stockholder paid Social Security taxes and, therefore, could be eligible to receive Social Security disability benefits, then the Applicable Governmental Agency is the Social Security Administration or the agency charged with the responsibility for administering Social Security disability benefits at that time if other than the Social Security Administration;

•	if the stockholder did not pay Social Security taxes and, therefore, could not be eligible to receive Social Security disability benefits, but the stockholder could be eligible to receive disability benefits under the Civil Service Retirement System (the “CSRS”), then the Applicable Governmental Agency is the U.S. Office of Personnel Management or the agency charged with the responsibility for administering CSRS benefits at that time if other than the U.S. Office of Personnel Management; or

•	if the stockholder did not pay Social Security taxes and, therefore, could not be eligible to receive Social Security benefits, but suffered a disability that resulted in the stockholder’s discharge from military service under conditions that were other than dishonorable and, therefore, could be eligible to receive military disability benefits, then the Applicable Governmental Agency is the Department of Veterans Affairs or the agency charged with the responsibility for administering military benefits at that time if other than the Department of Veterans Affairs.

Disability determinations by governmental agencies for purposes other than those listed above, including, but not limited to, workers’ compensation insurance, the administration or enforcement of the Rehabilitation Act or Americans with Disabilities Act, or waiver of insurance premiums, will not entitle a stockholder to the repurchase right. Further, as the following disabilities do not entitle a worker to Social Security disability benefits, they do not qualify the stockholder for the repurchase right, except in the limited circumstances when the stockholder is awarded disability benefits by one of the Applicable Governmental Agencies described above: (a) disabilities occurring after the legal retirement age; and (b) disabilities that do not render a worker incapable of performing substantial gainful activity.

All stockholder repurchase requests must be accompanied by: (1) the investor’s initial application for disability benefits and (2) a Social Security Administration Notice of Award, a U.S. Office of Personnel Management determination of disability under CSRS, a Department of Veterans Affairs record of disability-related discharge or such other documentation issued by the Applicable Governmental Agency that we deem acceptable and that demonstrates an award of disability benefits.

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